UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2010

Morgans Hotel Group Co.
 (Exact name of registrant as specified in its charter)

Delaware	001-33738	16-1736884
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 Tenth Avenue New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 277-4100

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 1, 2010, two subsidiaries of Morgans Hotel Group Co. (the “Company”), Henry Hudson Holdings LLC (“Hudson Holdings”) and Mondrian Holdings LLC (“Mondrian Holdings”), each entered into a modification agreement of its first mortgage loan, promissory notes and other related security agreements, with Bank of America, N.A., as trustee (the “Trustee”), in connection with the lenders which hold mortgage loans secured by the Company’s Hudson hotel in New York City and Mondrian hotel in Los Angeles (collectively, the “Amended Hudson and Mondrian Mortgage Agreements”). The Amended Hudson and Mondrian Mortgage Agreements effectively amend and extend the non-recourse first mortgage loans secured by Hudson and Mondrian in Los Angeles until October 15, 2011. In connection with the Amended Hudson and Mondrian Mortgage Agreements, on October 1, 2010, Hudson Holdings and Mondrian Holdings paid down a total of $16 million and $17 million, respectively, on their outstanding loan balances under the mortgage loans. The interest rate swaps on the mortgage and mezzanine loans on the Hudson and Mondrian properties, which expired on July 15, 2010, were replaced with interest rate caps under the Amended Hudson and Mondrian Mortgage Agreements. The interest rate spreads were increased to LIBOR plus 1.03% on the Hudson Holdings loan and LIBOR plus 1.64% on the Mondrian Holdings loan.

Copies of the Amended Hudson and Mondrian Mortgage Agreements will be filed as exhibits to the Company’s annual report on Form 10-K for the year ended December 31, 2010. The foregoing description of the Amended Hudson and Mondrian Mortgage Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Hudson and Mondrian Mortgage Agreements.

Item 7.01. Regulation FD Disclosure.

On October 4, 2010, the Company issued a press release announcing the entry into the Amended Hudson and Mondrian Mortgage Agreements described in Item 1.01. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The press release furnished as Exhibit 99.1 shall not be deemed “filed” with the Securities Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Exhibit Number	Description

99.1	Press Release, dated October 4, 2010, regarding the Amended Hudson and Mondrian Mortgage Agreements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGANS HOTEL GROUP CO.

Date: October 6, 2010	By:	/s/ Richard Szymanski Richard Szymanski
Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated October 4, 2010, regarding the Amended Hudson and Mondrian Mortgage Agreements.